SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 29, 2004

(Date of earliest event reported)

Commission file number: 0-19582

OLD DOMINION FREIGHT LINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	56-0751714
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

500 Old Dominion Way Thomasville, North Carolina	27360
(Address of principal executive offices)	(Zip Code)

(336) 889-5000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

c)	Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 29, 2004

Item 9.	Regulation FD Disclosure (Information provided pursuant to Item 12)

On January 29, 2004, Old Dominion Freight Line, Inc. issued a press release regarding its financial results for its fiscal 2003 fourth quarter and year ended December 31, 2003. A copy of this press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ John P. Booker, III

John P. Booker, III Vice President – Controller (Principal Accounting Officer)

Date:    January 29, 2004